SUPPLEMENTARY INFORMATION TO STATEMENTS OF COMPREHENSIVE INCOME - Disclosure of financial income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Supplementary Information To Statements Of Comprehensive Income Abstract
Exchange rate differences	$ 166	$ 1,129	$ 661
Gain on marketable securities, net	558	848	0
Share options	0	1,801	7,423
Call+Put options	0	0	320
Interest	723	1,055	429
Financial income	$ 1,447	$ 4,833	$ 8,833